UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1933

Date of Report: September 14, 2018
(Date of earliest event reported)

PLANTATION CORP.
(Exact name of registrant as specified in its charter)

Wyoming --------------------------------	333-224534 --------------------------------	82-1370054 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

514 Grand Avenue, Suite 161
Laramie, WY 82070
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(Address of principal executive offices) (Zip Code)

(307) 370-1717
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(Registrant's telephone no., including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.02                      Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 14, 2018, Joseph C. Passalaqua resigned from all positions, Executive Vice-president and Director, related to the Company.

Item 9.01                        Financial Statements and Exhibits

             The resignation letter received from Mr. Passalaqua is attached hereto as Exhibit 17.1.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PLANTATION CORP.
(Registrant)

Date: September 18, 2018	By: /s/ Robert McGuire
CEO